VOYA MUTUAL FUNDS

Voya Global Perspectives® Fund

(the “Fund”)

Supplement dated August 29, 2018

to the Fund’s Class A, Class C, Class I, Class R, Class T, and Class W Prospectus (“Prospectus”), dated February 28, 2018

Effective immediately, the section entitled “Key Information about the Underlying Funds” of the Fund’s Prospectus is hereby revised as follows:
1.	The following paragraphs are added to the section entitled “Key Information about the Underlying Funds” of the Fund’s Prospectus:

Underlying Fund: iShares® Global REIT ETF

Investment Adviser: BlackRock Fund Advisors

Investment Objective: Track the investment results of an index composed of global real estate equities in developed and emerging markets.

Main Investments: The fund seeks to track the investment results of the FTSE EPRA NAREIT Global REITs Index (“Index”), which is designed to track the performance of publicly-listed real estate investment trusts (“REITs”) (or their local equivalents) in both developed and emerging markets. The Index components must qualify for REIT (or its equivalent) status in their country of domicile and meet certain liquidity, size, and earnings before interest, taxes, depreciation and amortization requirements. Components are adjusted for free float and foreign ownership limits. The Index may include large-, mid- or small-capitalization companies. The investment adviser uses a “passive” or indexing approach to try to achieve the fund’s investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive position when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally will invest at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the complement securities of an Index (i.e., depositary receipts representing securities of the Index) and may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates, as well as in securities not included in the Index, but which the investment adviser believes will help the fund track the Index.

Representative Sampling: The investment adviser uses a representative sampling indexing strategy to manage the fund. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.

Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

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